Segment reporting	12 Months Ended
Dec. 31, 2021
Disclosure of operating segments [abstract]
Segment reporting	Segment reporting
Operating segments are components of an entity that engage in business activities from which they earn revenues and incur expenses (including revenues and expenses related to transactions with the other entities within the group). We assess our operating segments based on information regularly provided to and reviewed by the Chief Operating Decision Maker (CODM), which we have identified as our Chief Executive Officer. This information is used to make resource allocation decisions and to assess financial performance. Our CODM reviews financial information prepared on a consolidated basis for the purposes of making resource allocation decisions and assessing the performance of the overall organization. Based on an evaluation of all facts and circumstances, the Company has determined that it functions as a single operating and reporting segment.
We attribute revenues from external customers to individual countries based on the location of our delivery centres or where the services were provided from.

Years Ended December 31 (millions)	2021	2020	2019
Philippines	$344	$287	$284
Germany	312	242	—
United States	311	208	243
Canada	188	139	16
Guatemala	185	152	118
Spain	130	82	—
Bulgaria	124	104	90
El Salvador	121	111	91
Ireland	111	92	94
Other	368	165	84
	$2,194	$1,582	$1,020
We do not have significant amounts of net long-lived assets located outside of Canada. As at December 31, 2021, on a historical cost basis, we had net long-lived assets of approximately $2,543 million (2020 – $2,753 million) located within Canada, and approximately $400 million (2020 – $360 million) outside of Canada.